MONTEAGLE FUNDS

As to its Separate Series

SMART DIVERSIFICATION FUND

Supplement dated November 7, 2023

to the Prospectus and Statement of Additional Information dated December 30, 2022

This Supplement to the Prospectus and Statement of Additional Information for the Smart Diversification Fund, a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Smart Diversification Fund and the Statement of Additional Information for the Trust dated December 30, 2022, to amend certain information as described below.

Upon receipt of the resignation of Luken Investment Analytics, LLC, (“LIA”) as the subadvisor of the Smart Diversification Fund (the “Fund”), a separate series of the Monteagle Funds, Park Place Capital Corporation, the Adviser of the Fund, has determined to cease the Fund’s operations.

Accordingly, at a meeting of the Board of Trustees held on November 2, 2023, upon the recommendation of Adviser, the Board of Trustees (the “Board”), each an independent trustee of the Monteagle Funds (the “Trust”) a such is defined under the Investment Company Act of 1940,  unanimously approved a proposal to liquidate the Smart Diversification Fund (the “Fund”). After careful consideration of several factors which they deemed relevant to their making the decision whether to liquidate the Fund, the Board concluded that it is in the best interest of the Fund and its shareholders to liquidate the Fund. The Board, therefore, approved that the Fund is to be liquidated on or about November 24, 2023 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will close to new purchases as of the close of the market on the date of this Supplement. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectuses. The Fund reserves the right to change this policy at any time.

Liquidation of Assets. The Fund may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to its shareholders. It is anticipated that beginning at the close of the market on the date of this supplement the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets.  Shareholders who remain in the Fund until the Liquidation Date will automatically receive, promptly following the Liquidation Date, a liquidation distribution equal to the net asset value of the shares of the Fund that such shareholder then holds plus, accrued and unpaid earnings of the Fund at the time of liquidation.  The liquidation of the Fund’s portfolio is likely to result in increased transaction costs, which may be borne by the Fund and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. The redemption of shares prior to the Liquidation Date will generally cause a redeeming shareholder to realize a capital gain or loss depending on the shareholder’s tax basis in the shares.  Similarly, liquidation proceeds paid to a shareholder as of (or prior to) the Liquidation Date will generally give rise to capital gains or capital losses depending on the shareholder’s tax basis in the shares.  In addition, on or prior to the Liquidation Date, the Fund may declare taxable distributions attributable to its net investment income and net short- and/or long-term capital gain (including capital gains, if any, from the liquidation of the Fund’s assets) in advance of the Fund’s regular distribution schedule.  All or a portion of any such distributions may be taxable as ordinary income.

Shareholders should consult a personal tax adviser with respect to the effects of the liquidation and of any associated distributions.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP), (IRA), you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

Shareholders who hold their shares through an IRA should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers.  Caution: If you hold shares through an IRA and do not reinvest liquidation or redemption proceeds through your IRA (i.e., if you cash a check representing those proceeds or deposit or reinvest them in a different account), such proceeds may be subject to a 10% penalty and taxed as ordinary income in the year of receipt.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO NOVEMBER 24, 2023 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

**********************

Shareholders should read this Supplement in conjunction with the Smart Diversification  Fund’s Prospectus and the Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.